                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PROGROUP, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [Logo]


                                 PROGROUP, INC.
                            6201 MOUNTAIN VIEW ROAD
                           OOLTEWAH, TENNESSEE 37363


                                 June 10, 1996


Dear Shareholder:

                 You are cordially invited to attend the Annual Meeting of Shareholders of ProGroup, Inc. to be held at 10:00 a.m., Monday, July 15, 1996, at the offices of the Company, 6201 Mountain View Road, Ooltewah, Tennessee 37363. At the meeting, you will be asked to elect nine directors to serve on the Board of Directors for the ensuing year, to approve an amendment to the Company's Charter to formally change the corporate name of the Company from ProGroup, Inc. to The Arnold Palmer Golf Company, to ratify the appointment of Arthur Andersen LLP as independent public accountants for the upcoming fiscal year and to transact such other business as may properly come before the meeting or any adjournment thereof.

                 Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, we urge you to sign, date and mail the enclosed proxy card promptly in the accompanying postage prepaid envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                                        Sincerely,


                                        John T. Lupton
                                        Chairman and Chief Executive Officer

                                 PROGROUP, INC.
                            6201 MOUNTAIN VIEW ROAD
                           OOLTEWAH, TENNESSEE 37363

                              ____________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 15, 1996

                              ____________________


To the Shareholders of ProGroup, Inc.:

                 The Annual Meeting of Shareholders of ProGroup, Inc. (the "Company") will be held at 10:00 a.m., Monday, July 15, 1996, at the offices of the Company at 6201 Mountain View Road, Ooltewah, Tennessee 37363, for the following purposes:

                 1.       To elect nine Directors for the ensuing year;

                 2. To approve an amendment to the Company's Charter to formally change the corporate name of the Company from ProGroup, Inc. to The Arnold Palmer Golf Company;

                 3. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the upcoming fiscal year; and

                 4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                 The close of business on May 24, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                 A copy of the ProGroup, Inc. Annual Report for the 1996 fiscal year is being mailed to shareholders with this Notice and Proxy Statement.

                 Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                                        By Order of the Board of Directors


                                        George H. Nichols
                                        President and Chief Operating Officer

June 10, 1996
Ooltewah, Tennessee

                                 PROGROUP, INC.
                            6201 MOUNTAIN VIEW ROAD
                           OOLTEWAH, TENNESSEE 37363


                                PROXY STATEMENT

                                   __________

                 This proxy statement is being mailed to shareholders of ProGroup, Inc., a Tennessee corporation (the "Company"), on or about June 10, 1996 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 10:00 a.m. on Monday, July 15, 1996, at the offices of the Company at 6201 Mountain View Road, Ooltewah, Tennessee 37363.

                            SOLICITATION OF PROXIES

                 The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses in sending solicitation material to the beneficial owners of the Company's shares. In addition to soliciting proxies through the mail, proxies may also be solicited by officers and employees of the Company by telephone or otherwise.

                 Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

                 The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock, $.50 par value (the "Common Stock") which are entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

                 On all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment(s) thereof, each shareholder will be entitled to one vote for each share of Common Stock owned of record at the close of business on May 24, 1996.

                 Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted according to the recommendations of the Board of Directors as stated on the proxy.

                 Management knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                 On May 24, 1996, the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting, the Company had issued and outstanding and entitled to vote 2,826,805 shares of Common Stock. The Company has no shares of Preferred Stock issued and outstanding. The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of May 24, 1996, except as otherwise noted, with respect to (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock, (ii) each director and nominee,
(iii) the Chief Executive Officer, the former Chief Executive Officer of the Company and the four other most highly compensated executive officers who earned in excess of $100,000 during the 1996 fiscal year, and (iv) all directors and executive officers as a group:

                                                          Amount and Nature of         Percent of
 Name of Beneficial Owner                                Beneficial Ownership(1)        Class(2)
 ------------------------                                -----------------------        ---------
 Directors and Nominees
 ----------------------
 Arthur P. Becker(3)                                             235,013                    7.9

 Robert H. Caldwell                                               12,500                     *

 David S. Gonzenbach                                                 315                     *

 James L. E. Hill                                                  3,000                     *

 Richard J. Horton                                                   500(4)                  *

 John T. Lupton(5)                                             1,399,939                   38.2

 Russell B. Newton, III                                          115,000(6)                 4.1

 George H. Nichols                                                   200                     *

 Arnold D. Palmer(7)                                             344,445(8)                11.8



 Executive Officers
 ------------------
 Frederick J. Frazier, III                                       10,000                      *

 Raymond W. Pilgram                                                   0                      *

 W. Ryland Dooley, III (9)                                            0                      *

 5% or More Shareholders
 -----------------------
 C. C. Wang(10)                                                 418,500(11)                13.5

 Richard E. Wenz(12)                                            240,392                     8.0

 All Executive Officers and                                   2,150,774                    55.0
 Directors as a group (15
 persons)

- ---------------

*Less than 1.0% of the Common Stock.

         (1) Includes the following number of shares subject to purchase pursuant to options that are exercisable within 60 days of March 2, 1996 under the Company's Amended and Restated Employee Incentive Stock Option Plan or the 1992 Stock Option Plan: Mr. Becker - 135,013 shares; Mr. Frazier - 10,000 shares; Mr. Wenz - 165,392 shares; and all executive officers and directors as a group - 155,013 shares. Also includes the following numbers of shares subject to purchase pursuant to the exercise of warrants that are exercisable within 60 days of March 2, 1996: Mr. Lupton - 840,000 shares; Mr. Palmer - 90,000 shares; and all executive officers and directors as a group - 930,000 shares.

         (2) For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, the shares issuable pursuant to presently exercisable stock options or warrants held by such beneficial owner are deemed to be outstanding. Such options are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

         (3) The address of this beneficial owner is 345 Park Avenue South, New York, New York 10010.

         (4) Includes 500 shares held in a trust for the benefit of Mr. Horton's child, as to which shares Mr. Horton disclaims beneficial ownership.

         (5) The address for this beneficial owner is 702 Tallan Building, Two Union Square, Chattanooga, Tennessee 37402.

         (6) Includes 100,000 shares owned by Russell B. Newton, Jr. Irrevocable Trust, as to which shares Mr. Newton, III has investment authority as president of Timucuan Asset Management. Mr. Newton, III disclaims beneficial ownership of these shares.

         (7) The address of this beneficial owner is P.O. Box 52, Youngstown, Pennsylvania 15696.

         (8) Includes 90,000 warrants exercisable within 60 days of March 2, 1996 held by Arnold Palmer Enterprises, Inc., a company in which Mr. Palmer is the majority shareholder.

         (9) Mr. Dooley resigned as Chief Operating Officer of the Company on June 5, 1995.

         (10) The address for this beneficial owner is 600 Third Avenue, New York, New York 10016.

         (11) Includes 118,500 shares and 280,000 warrants exercisable within 60 days of March 2, 1996, held by the Wang Group, Inc., an investment company wholly-owned by Mr. Wang, and 20,000 shares held by U.S. Summit Corporation, an investment company controlled by Mr. Wang. This information is based soley upon a Schedule 13D filed by Mr. Wang on July 29, 1994, and an Amendment No. 1 to Schedule 13D filed on November 14, 1994, and an Amendment No. 2 to Schedule 13D on December 29, 1994.

         (12) The address for this beneficial owner is 1293 Old Mill Lane, Elk Grove Village, Illinois 60007.


                       PROPOSAL 1:  ELECTION OF DIRECTORS

                 The Board of Directors currently consists of nine members.
Mr. John P. Murray, Jr., formerly a director of the Company, resigned from the Board of Directors on October 13, 1995. Messrs. Horton and Nichols were each elected to the Board of Directors since the date of the 1995 Annual Meeting of Shareholders. All directors hold their positions until the next annual meeting of shareholders or until their successors are elected and duly qualified. Executive officers of the Company are appointed annually by the Board of Directors and serve at the Board's discretion.

                 If any nominee for election as director is unable to serve, which the Board of Directors does not anticipate, the persons named in the proxy may vote for another person in accordance with their judgment. All of the nominees have previously served as directors of the Company.

                 The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based upon information received from them, are as follows:

NOMINEES FOR DIRECTORSHIPS
 Name                                       Age     Principal Occupation
 ----                                       ---     --------------------
 Arthur P. Becker                            45     From  1993  to  present,  Chairman   and  Chief  Executive
                                                    Officer of  BNOX, Inc.,  a sports  accessory company,  and from 1988 to 1993,  Associate Director of  Bear Stearns  &
                                                    Co., Inc.,  an investment  bank, and  a private  investor;
                                                    Chairman of  the Board of  the Company from February, 1992 to March,  1995, Chief  Executive Officer  of the  Company
                                                    from September, 1994 to March, 1995  and a Director of the
                                                    Company since February, 1992.

 Robert H. Caldwell                          71     Self-employed investment  counselor; Member  of the  Board of Trustees  of the University  of Chattanooga  Foundation
                                                    since 1970;  Member, National  Executive Committee  of the
                                                    Alexis  de Tocqueville  Society of  the United  Way  since
                                                    1986;  Director  of Siskin  Hospital  for  Rehabilitation;
                                                    Director of the Company since 1964.

 David S. Gonzenbach                         42     From  1988 to present, executive officer, and from 1994 to present, Chief Financial Executive  of The Lupton Company, a private  investment company; a  Director of the  Company since January, 1995.

 James L. E. Hill                            60     From  March,   1995  to   present,  President  and   Chief
                                                    Executive  Officer  of  The  Lupton  Company,  a   private
                                                    investment company;  from   1993 to  1995, President,  and
                                                    from  1992  to  1993,  Executive  Vice  President  of  the
                                                    Tennessee    Aquarium,   a   non-profit   charitable   and
                                                    educational  organization; from 1991 to 1992, an executive officer with Dixie  Yarns, Inc.; a Director of the Company since March, 1995.

 Name                                       Age     Principal Occupation
 ----                                       ---     --------------------
 Richard J. Horton                           46     From  1973   to  present,  Executive  Director  and  Chief
                                                    Executive  Officer  of   the  Tennessee  Section  of   the
                                                    Professional   Golf  Association   of   America   and  the
                                                    Tennessee  Golf   Association;  from   1990  to   present,
                                                    President and  Chief Executive  Officer  of the  Tennessee
                                                    Golf   Foundation;  a   Director  of  the   Company  since
                                                    February, 1996.

 John T. Lupton                              69     Private  investor; from  1977  to 1986,  Chairman  of  JTL
                                                    Corp., a  soft-drink bottling company;  a Director of  the
                                                    Company  since  January,  1995,  and  Chairman  and  Chief
                                                    Executive Officer since March, 1995.

 Russell B. Newton, III                      42     From 1982 to present, Chairman and, since 1985, President
                                                    of  Gulf Utility  Company;  President of  RBN Company,  a
                                                    consulting  service company; from 1990 to present,
                                                    President  of  Timucuan Asset Management,  a  registered
                                                    investment  adviser; Director of the Company since
                                                    February, 1992.

 George H. Nichols                           56     From   1991  to   1995,  Chairman,   President  and  Chief
                                                    Executive Officer of Square Two Golf, Inc.; President  and
                                                    Chief  Operating Officer  of  the  Company since  January,
                                                    1996; Director of the Company since February, 1996.

 Arnold D. Palmer                            66     Professional golfer; President of Arnold Palmer
                                                    Enterprises, Inc.;  Director of the  Company from 1972  to
                                                    1990 and since February, 1992.

DIRECTORS' MEETINGS

                 The Board of Directors held eight meetings during the fiscal year ended March 2, 1996. Each director attended in person or by telephone more than 75% of the total of meetings of the Board during the tenure of such director.

COMMITTEES OF THE BOARD OF DIRECTORS

                 The Board of Directors has established an Executive Committee. The functions of the Executive Committee are to exercise the powers of the Board of Directors, to the extent legally permissible, between meetings of the full Board of Directors. Messrs. Lupton, Hill and Gonzenbach serve as the members of the Executive Committee. The Executive Committee meets periodically.

                 The Executive Committee also serves in the role of an Audit Committee for the Company. Consequently, the Executive Committee meets with the independent public accountants of the Company, reviews the audit plan for the Company, reviews the annual audit of the Company with the accountants, together with any other reports or recommendations made by the accountants, and recommends whether the auditors should be continued as auditors for the Company. The Executive Committee is also to review with the auditors for the Company the adequacy of the Company's internal controls and to perform such other duties as shall be delegated to the Committee by the Board of Directors.

                 In addition, the Executive Committee fulfills the functions of a Compensation Committee for the Board of Directors. The Executive Committee thus recommends to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the senior executives of the Company, including reviewing the salaries of the senior executives; recommending bonuses, stock options and other forms of additional compensation for them; establishing and reviewing policies regarding management perquisites and performing such other duties as shall be delegated to the Committee by the Board.

DIRECTOR COMPENSATION

                 Directors who receive no other compensation fro the Company receive a fee of $1,000 for each board meeting attended in person.

CERTAIN TRANSACTIONS

                 As of March 1, 1992, the Company entered into a license agreement (the "License Agreement") with Arnold Palmer Enterprises, Inc. ("Enterprises"), pursuant to which the Company obtained a license to use the name, likeness and endorsement of Arnold Palmer ("Palmer") in connection with the advertisement, promotion and sale of golf clubs, bags, balls, gloves and other products. The License Agreement expands the scope of the Palmer license previously utilized by the Company. In exchange for the grant of the license, the Company pays Enterprises as a royalty a specified percentage of net sales of each different product category. The Company also pays a minimum annual royalty regardless of the royalty amount determined as a percentage of product sales. The License Agreement also sets forth the manner in which the Company and Enterprises divide sub-licensing royalties. The Company believes the License Agreement significantly enhances its advertisement, promotion and sale of golf equipment and apparel. The License Agreement has been amended to extend its term through March 1, 2007, clarify certain provisions and grant the Company certain rights with regard to the use of the name "The Arnold Palmer Golf Company" as more fully set forth below.

                 On March 17, 1995, the Company entered a $4,000,000 revolving credit facility with Mr. Lupton (the "Facility"), secured by a second lien on all of the Company's assets. The Facility earned interest at a floating rate equal to the prime rate plus 2%, and matured on December 31, 1995. At Mr. Lupton's election, the loan was to be repaid in the Company's shares, based on a conversion price of $7.75 per share, which was the Company's closing price for its Common Stock on March 15, 1995. For each incremental $100,000 in principal outstanding under the Facility, Mr. Lupton was to be issued 3,750 shares of the Company's common stock, up to a maximum of 150,000 shares. Under the terms of this Facility, Mr. Lupton was issued 80,625 shares.

                 As additional consideration for the Facility, all 390,000 stock purchase warrants granted to Mr. Lupton in January 1995 were deemed immediately vested. The exercise price of all of these warrants will be subject to adjustment based on fluctuations in the trading price of the common stock of the Company. Under the reset provision, the reset price on the warrants shall be the greater of $5.00 per share or the average trading price of the Company's common stock for any successive period of four calendar weeks commencing on March 13, 1995 until the date of exercise. The Company received an opinion from an investment banking firm that the terms of the transaction with Mr. Lupton were fair to the shareholders from a financial point of view.

REPORTING SECURITIES TRANSACTIONS

                 Under the federal securities laws, the Company's directors, officers and persons holding more than 10% of the Company's Common Stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interest therein, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to describe in this proxy statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. In this regard, all of the Company's directors and officers are believed to have satisfied such filing requirements in full, except that Mr. Nichols inadvertantly failed to file in a timely fashion a Form 3 upon his appointment as President and Chief Executive Officer of the Company, which omission was corrected in a filing on March 5, 1996, and Messrs. Frazier and Kirby inadvertantly failed to file a timely Form 3 upon their respective appointments as executive officers of the Company, which omission was corrected in filings on May 24, 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 The following table sets forth information concerning compensation paid or accrued for the past three fiscal years to the Chief Executive Officer, the former Chief Executive Officer of the Company and the four other most highly compensated executive officers who earned in excess of $100,000 during the 1996 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                           Compensa-
                                                        Annual Compensation                  tion
                                                        -------------------                 -------

                                                                                Other
                                                                                Annual                 All Other
                     Name and                Fiscal                           Compensa-    Options/    Compensa-
                Principal Position            Year       Salary    Bonus(1)      tion       SARS(#)       tion
                ------------------           ------      ------    --------    -------      -------    ----------
         John T. Lupton                       1996      $     0   $      0          $0         -       $ 3,000(2)
          Chairman and Chief
          Executive Officer

         George H. Nichols                    1996       29,168          0           0     200,000      29,168(3)
          President and Chief Operating
          Officer

         Frederick J. Frazier, III            1996      100,888          0           0      15,000           0
          Vice President - Sales              1995       97,194          0           0         -             0
                                              1994       53,250          0           0      15,000(4)        0

         Raymond W. Pilgram                   1996      130,000     25,000           0         -             0
          Vice President - Operations         1995       47,308          0           0         -             0

         Arthur P. Becker (5)                 1996            0          0           0         -         3,000(6)
          Former Chairman and Chief           1995            0          0           0         -        47,917(7)
          Executive Officer

         W. Ryland Dooley(8)                  1996       99,997    100,000           0         -             0
          Former Chief Operating              1995       86,410          0           0         -             0
          Officer

- ---------------------

         (1) Bonuses are accrued at the end of the fiscal year based on predetermined Company performance objectives and paid, after recommendation by the Compensation Committee and approval by the Board of Directors, in the following fiscal year.

         (2)     Represents directors fees paid to the named individual.

         (3) Represents payments by the Company to Mr. Nichols under a consulting arrangement prior to his official employment with the Company on January 1, 1996.

         (4) 10,000 of the options granted to Mr. Frazier in July, 1993 were cancelled in March, 1995.

         (5) Mr. Becker resigned as Chairman and Chief Executive Officer of the Company on March 9, 1995. Mr. Becker remains a Director of the Company.

         (6)     Represents directors fees paid to the named individual.

         (7) Represents payments to Mr. Becker under the terms of an agreement under which the Company agreed to pay an annual retainer of $50,000 in monthly installments for so long as Mr. Becker served as Chairman of the Board of Directors.

         (8) Mr. Dooley resigned as Chief Operating Officer of the Company on June 5, 1995.

STOCK OPTIONS

                 The following table contains information concerning the grant of stock options under the Company's Amended and Restated ProGroup Employee Incentive Stock Option Plan to the Chief Executive Officer, the former Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during the fiscal year ended March 2, 1996:


                       OPTIONS/GRANTS IN LAST FISCAL YEAR

                                                                                              Potential Realizable
                                                                                             Value at Assumed Annual
                                                                                              Rates of Stock Price
                                              Individual Grants                           Appreciation for Option Term
                                              -----------------                           ----------------------------

                                         % of total
                                          Options
                                         Granted to
                                         Employees        Exercise or
                                         in Fiscal           Base
                          Options        ---------          Price          Expiration
         Name            Granted(#)        Year            ($/sh)             Date             5%($)           10%($)
         ----            ----------        ----            ------           --------          -------         ---------
 John T. Lupton               -               -               -                -                -                -

 George H. Nichols        200,000          84.7             3.75            1/1/2006          413,500         2,518,460

 Frederick J.              15,000           6.4             7.625           3/1/2005           81,245           182,280
 Frazier

 Raymond W. Pilgram           -               -               -                -                -               -

 Arthur P. Becker             -               -               -                -                -               -

 W. Ryland Dooley, III        -               -               -                -                -               -


OPTION EXERCISES AND HOLDINGS

                 The following table sets forth information with respect to the named executives concerning the exercise of options during the last fiscal year and unexercised options held as of March 2, 1996:

                    AGGREGATED EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                Value of
                                                                         Number of             Unexercised
                                                                        Unexercised           In-the-Money
                                                                        Options at           Options at FY-
                              Shares                                     FY-End(#)               End($)
                             Acquired                Value             Exercisable/           Exercisable/
         Name             on Exercise(#)          Realized($)          Unexercisable          Unexercisable
         ----             --------------          -----------          -------------          -------------
 John T. Lupton                  0                    0                      0                      0

 George H. Nichols               0                    0                  0/200,000               0/300,000

 Frederick J.                    0                    0                   5,000/0                   0
 Frazier                                                               5,000/10,000

 Raymond W. Pilgram              0                    0                      0                      0

 Arthur P. Becker                0                    0                      0                      0

 W. Ryland Dooley                0                    0                      0                      0


RETIREMENT PLAN

                 Prior to December 31, 1993, substantially all full-time salaried employees of the Company who had completed one credited year of service were eligible to receive benefits under the Company's Salaried Retirement Plan (the "Plan"). A participant receives a full year of credited service for each plan year in which 1,000 or more hours of service are earned. The normal retirement benefit is 1.5% of final-average earnings multiplied by years of benefit accrual service minus 1.42857% of Primary Social Security Benefit multiplied by years of benefit accrual service not in excess of 35. Final-average earnings is the greater of earnings in the last 12 months of employment and average earnings during the last 60 months of employment. The cash and bonus compensation shown in the Summary Compensation Table above are earnings covered by the Plan. The normal form of retirement benefit is a life annuity.

                 During fiscal 1994, the Company curtailed the benefits under the Plan. Under this curtailment, nonunion employees that are not at least age 50 with at least five years of service will accrue no further benefits under the Plan. During fiscal 1994, the

Company established a 401(k) profit-sharing plan covering substantially all employees at least 21 years of age with six months of service. The 401(k) plan allows for employees to contribute a portion of their compensation subject to certain limitations. The Company may make discretionary contributions to the 401(k) plan.

                 Messrs. Lupton, Nichols, Frazier, Pilgram, Becker and Dooley are not eligible to receive benefits under the Plan.

                 The table below shows the estimated annual pension payable under the Retirement Plan to an employee, including an employee who is a Director or executive officer, upon retirement in 1994 at age 65 after selected periods of service.

                                                          Years of Service
                                                          ----------------

 Remuneration                15             20               25                30                35
 ------------                --             --               --                --                --
 $ 75,000                 13,900          18,600           23,200            27,900            32,600

   90,000                 17,300          23,100           28,900            34,600            40,400

  120,000                 24,000          32,100           40,100            48,100            56,200
  250,000                 50,100          66,800           83,600           100,300           115,600

  450,000                115,641*        115,641*         115,641*          115,641*          115,641*

*Federal law requires that compensation in excess of $150,000 per year be excluded for purposes of determining pension benefits in qualified retirement plans, effective January 1, 1994. However, for those employees whose compensation exceeded $150,000 prior to 1994, additional benefits may be paid as a result of benefits accrued prior to 1994.

                 COMPENSATION REPORT OF THE EXECUTIVE COMMITTEE
                           OF THE BOARD OF DIRECTORS

                 The Executive Committee of the Board of Directors establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers, and administers the various stock option, management incentive and retirement plans maintained by the Company. The Executive Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

EMPLOYEE INCENTIVE STOCK OPTION PLAN

                 The Company maintains an Amended and Restated ProGroup Employee Incentive Stock Option Plan ("Incentive Option Plan"), pursuant to which key executive employees are eligible for the grant of incentive options in Common Stock, as an incentive and reward, such grants being determined by the Executive Committee. The aggregate number of shares that may be issued under the Incentive Option Plan is 500,000. As of March 2, 1996, 67,400 shares remained available for future issuance. The option price per share under the Incentive Option Plan cannot be less than the fair market value of the Common Stock at the date of grant and the term of the option cannot exceed 10 years.


EXECUTIVE OFFICER COMPENSATION

                 The current Chief Executive Officer of the Company is not an employee of the Company and serves without compensation. The compensation of the Chief Operating Officer (COO) is heavily influenced by Company performance. Major elements of the COO's compensation package are directly tied to Company performance. Incentive awards to the COO are granted on an annual basis to the extent the Company has achieved certain target levels of earnings before taxes and return on net assets set by management and approved by the Board of Directors. In addition, the Company granted 200,000 stock options to the COO under the Incentive Option Plan.

                 The Executive Committee has adopted similar policies with respect to compensation of other executive officers of the Company. Using salary survey data from various sources, the committee establishes base salaries that are within the range of salaries for persons holding similarly-responsible positions at other companies. In addition, the committee considers factors such as relative Company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

                 The committee's policy regarding other elements of the compensation package for senior executive officers is similar to that of the COO's in that the annual bonus is tied to achievement of performance targets. In addition to the Company's achievement of targeted earnings before taxes and return on net assets levels as described above, the Executive Committee also considers the executive officer's achievement of individual performance objectives relating to the overall success of the Company, such as increased sales, improved productivity, enhanced operational efficiencies, and other factors which lead to greater overall profitability.

        Submitted by the Executive Committee of the Company's Board of Directors

                                        John T. Lupton, Chairman
                                        James L.E. Hill, Member
                                        David S. Gonzenbach, Member

                              COMPANY PERFORMANCE

                 The following graph shows a comparison of cumulative total returns to shareholders of the Company, assuming reinvestment of dividends, for the five-year period ending at the end of the 1996 fiscal year, with the return from: (i) the NASDAQ Stock Market Total Return Index and (ii) an Index for NASDAQ stocks in Standard Industrial Classification 394 (Toys and Sporting Goods Companies).


                                                                  NASDAQ Stocks (SIC 3940-3949 US Companies)
Measurement Period                          Nasdaq Stock Market            Dolls, Toys, Games and
(Fiscal Year Covered)     PROGROUP, INC.       (US Companies)            Sporting and Athletic Goods
03/01/1996                     92.0               248.5                          111.5
02/24/1995                    122.7               180.2                          118.9
02/25/1994                    241.0               176.3                          155.5
02/26/1993                    170.9               150.7                          125.3
02/28/1992                    149.0               141.5                          139.3
03/01/1991                    100.0               100.0                          100.0

                      PROPOSAL 2: CHANGE OF CORPORATE NAME

                 The Board of Directors of the Company has adopted, and is recommending to the shareholders for their approval at the Annual Meeting, a resolution to amend the Company's Restated Charter (the "Charter") to change the corporate name of the Company from "ProGroup, Inc." to "The Arnold Palmer Golf Company." Since January 17, 1996, the Company has been using "The Arnold Palmer Golf Company" as its trade name in all aspects of its business and operations. The amendment of the Charter to change the corporate name is undertaken to ratify the prior use of the trade name by the Company and to formalize the adoption of the new name for its future operations. No other change is proposed to be made to the Company's Charter.

                 In the judgment of the Board of Directors, the change of corporate name is desirable to further the identification of the Company with Mr. Palmer, its chief professional endorser and promoter. The name change is in accord with the overall changing character and strategic focus of the Company to develop its strong ties with Mr. Palmer to their fullest potential through collaborative product development and marketing.

                 The right to use the name "The Arnold Palmer Golf Company" has been granted to the Company pursuant to the terms of the License Agreement with Enterprises. The License Agreement grants to the Company a non-exclusive worldwide license to use and commercially exploit the name "The Arnold Palmer Golf Company," provided however, that the name of the Company is to immediately revert to "ProGroup, Inc.", without further action on the part of the directors or shareholders of the Compan upon the expiration or termination of the License Agreement. Accordingly, the use of the name "The Arnold Palmer Golf Company" as the corporate name of the Company will continue only as long as the License Agreement remains in full force and effect.

                 Currently, the License Agreement will expire on March 1, 2007. In addition, the License Agreement will terminate if (i) the Company is adjudicated as insolvent or declares bankruptcy, (ii) at any time the Company is not controlled by Mr. Lupton or an entity controlled by Mr. Lupton, Enterprises reasonably believes the Company is insolvent or having difficulty meeting its financial obligations, (iii) the Company fails to make any payment due to Enterprises and does not rectify such failure within 15 days following receipt of notice of such failure from Enterprises, or (iv) the Company breaches any other material provision of the License Agreement and does not cure such breach within 30 days following receipt of notice of such breach from Enterprises.

                 Accordingly, the shareholders are requested to adopt the following resolutions as and for resolutions of the shareholders of the
Company:

                 RESOLVED, that Part I, Paragraph 1. of the Amended and Restated Charter of the Company be amended to read in its entirety as follows:

                          "The name of the corporation is

                        THE ARNOLD PALMER GOLF COMPANY."

                 and it is further

                 RESOLVED, that upon the expiration or termination of that certain Agreement dated as of March 1, 1992, by and between the Company and Arnold Palmer Enterprises, Inc., as amended, that Part I, Paragraph 1. of the Amended and Restated Charter of the Company shall be amended to read in its entirety as follows:

                          "The name of the corporation is

                                PROGROUP, INC."

                 and it is further

                 RESOLVED, that the appropriate officers of the Company are hereby authorized to do and perform, in the name and on behalf of the Company, all such further actions and to execute and deliver all such further documents and instruments, and to take all such further steps as they may deem to be necessary, advisable, convenient or proper to carry out the intent of these resolutions and to perform fully the provisions of that certain Agreement dated as of March 1, 1992, by and between the Company and Arnold Palmer Enterprises, Inc., as amended, as they relate to the corporate name of the Company and any other document or instrument related thereto.

                 To be adopted, the resolutions require the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company present and entitled to vote at the Annual Meeting. The Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to adopt the resolutions to give effect to the proposed amendment to the Charter.

                 If the resolutions are adopted, it is the intention of the Company to file the proposed amendment to the Company's Charter as soon as practicable after the date of the Annual Meeting. If the amendment to the Company's Charter is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates.

                 The Board of Directors unanimously recommends a vote "FOR" the approval of the resolutions adopting an amendment to the Company's Charter to change the corporate name of the Company from "ProGroup, Inc." to "The Arnold Palmer Golf Company."


              PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF AUDITORS

                 Upon the recommendation of the Executive Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants, to serve for the fiscal year ending September 30, 1996. Although shareholder ratification is not required by the Company's Charter or by-laws, or under applicable law, the Board of Directors requests your ratification.

                 Representatives of Arthur Andersen LLP will be present at the annual meeting and will be given an opportunity to make a statement, if they desire, and to respond to questions.

                             SHAREHOLDER PROPOSALS

                 Proposals of shareholders intended to be presented at the Annual Meeting for the fiscal year ended September 30, 1996, must be received by the Company not later than September 1, 1996 for inclusion in its Proxy Statement and form of proxy relating to that meeting. Any such proposals, as well as any questions relating thereto, should be directed to the attention of David J. Kirby, Vice President, The Arnold Palmer Golf Company, 6201 Mountain View Road, Ooltewah, Tennessee 37363.


June 10, 1996

                                                                      APPENDIX A


                                 PROGROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 The undersigned shareholder of PROGROUP, INC. appoints George
H. Nichols and A. Alexander Taylor, II, or either of them, proxies, with full power of substitution, to vote at the offices of the Company at 6201 Mountain View Road, Ooltewah, Tennessee at 10:00 a.m., Monday, July 15, 1996, and any adjournment or adjournments thereof, the shares of Common Stock of PROGROUP, INC. which the undersigned is entitled to vote, on all matters that may properly come before the Meeting.

     1.   The election of nine Directors for the ensuing year.

          ___   FOR all nominees listed below        ___  WITHHOLD AUTHORITY
                (except as marked to the contrary)          to vote for all
                                                            nominees listed
                                                            below.

     Nominees:

          Arthur P. Becker, Robert H. Caldwell, David S. Gonzenbach, James L. E. Hill, Richard J. Horton, John T. Lupton,
          Russell B. Newton, III, George H. Nichols, Arnold D. Palmer


     (INSTRUCTION:  To withhold your vote for any individual nominee, write
                                              --------------
that nominee's name in the space provided below.)

     2. To approve the resolutions authorizing an amendment to the Company's Charter to change the corporate name of the Company from "ProGroup, Inc." to "The Arnold Palmer Golf Company."

          ___  FOR               ___  AGAINST             ___  ABSTAIN


_______________________________________________________________________________
                           (Continued on Other Side)

                          (Continued from Other Side)

     3. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending September 30, 1996.

          ___  FOR               ___  AGAINST             ___  ABSTAIN

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     You are urged to cast your vote by marking the appropriate boxes. PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


                                       ___________________________________
                                       (Signature)


                                       ___________________________________
                                       (Signature)

                                       Dated:__________________, 1996

IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided above. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.